Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 110,189,339.44
Previously Paid Amount	0
Total Fee Amount	15,217.15
Total Offset Amount	0
Net Fee	$ 15,217.15